EXHIBIT 10.1

SECURED PROMISSORY NOTE

$527,849.50	September 12, 2008

This PROMISSORY NOTE (the “Note”), dated September 12, 2008, from VioQuest Pharmaceuticals, Inc. (“Maker”), a corporation duly formed and existing under the laws of the state of New Jersey, to Morgan, Lewis & Bockius, LLP (“Payee”), a limited liability partnership duly formed and existing under the laws of the Commonwealth of Pennsylvania.

WHEREAS, Payee has provided legal advice and services from time to time to Maker relating to various aspects of Maker’s business;

WHEREAS, Payee has accrued fees and expenses, which, as of the date hereof, total $527,849.50, and which are currently due and payable by Maker;

WHEREAS, due to current financial limitations, Maker proposed to evidence its payment obligation in this Note, which Note shall be payable no later than December 31, 2008;

WHEREAS, Payee has agreed to accept this Note on the terms and conditions contained herein;

NOW, THEREFORE, FOR VALUE RECEIVED and intending to be legally bound, Maker hereby unconditionally promises to pay to the order of Payee, with an address of 1701 Market Street, Philadelphia, Pennsylvania 19103 (or such other address as Payee may specify in writing), the principal amount of FIVE HUNDRED TWENTY-SEVEN THOUSAND, EIGHT HUNDRED FORTY-NINE DOLLARS AND FIFTY CENTS ($527,849.50), in the manner and upon the terms and conditions set forth below.

The actual amount due and owing from time to time under this Note shall be evidenced by Payee’s records of receipts and disbursements, which shall be prima facie evidence of such amount, absent manifest error. This Note shall not accrue interest.

1.  Payment. The entire outstanding principal amount of this Note shall be due and payable upon the earlier of (a) the occurrence of one or more Liquidity Events, the aggregate proceeds of which are sufficient to satisfy in full Maker’s obligations under this Note, or (b) December 31, 2008.

For purposes of this Note, a “Liquidity Event” shall mean the occurrence of one or more of the following:
(i)  the approval by the New Jersey Economic Development Authority (“NJEDA”) of Maker’s application (the “Application”) to sell Maker’s Unused Net Operating Losses Carryover (as defined in the Application) under NJEDA’s Technology Business Tax Certificate Transfer Program (the “Program”), and the subsequent sale of Maker’s Unused Net Operating Losses Carryover thereunder;

(ii)  any sale, transfer or other disposition (including pursuant to a sale-leaseback transaction) of any property or asset of Maker or any subsidiary (other than sales of inventory in the ordinary course of business), unless, within 90 days of Maker’s receipt of such proceeds (or if committed to be reinvested within 180 days of the receipt of such proceeds, within 180 days of the receipt of such proceeds), such proceeds are reinvested to replace the property or assets so sold, transferred or disposed of;

(iii)  any licensing or similar transaction pursuant to which Maker authorizes a third party to use, copy, enhance, modify, access, distribute and/or sublicense any of Maker’s intellectual property;

(iv)  the incurrence, sale or issuance of any indebtedness and/or the issuance of any equity by Maker or any subsidiary thereof; or

(v)  any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of Maker, unless within 90 days of Maker’s receipt of such proceeds (or if committed to be reinvested within 180 days of the receipt of such proceeds, within 180 days of the receipt of such proceeds), such proceeds are reinvested to repair or replace the property or assets so damaged or taken.

2.  Mandatory Prepayment. Notwithstanding the provisions of Section 1, upon the occurrence of any Liquidity Event, Maker shall promptly pay to Payee in full, in cash, that portion of the outstanding principal amount of the Note equal to the proceeds of the Liquidity Event, regardless of whether the proceeds of such Liquidity Event are sufficient to fully satisfy Maker’s payment obligations under this Note.

3.  Security.

(a)  As security for the prompt and complete payment and performance in full of all obligations under this Note, Maker hereby pledges and assigns to Payee, and hereby grants to Payee, a security interest in and a lien on all of the Collateral. For purposes of this Note, “Collateral” shall mean all right, title and interest of Maker in, to and under any and all proceeds of the sale or sales of Maker’s Unused Net Operating Losses Carryover under the Program.

(b)  Maker hereby irrevocably authorizes Payee at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing and continuation statements and amendments thereto that are necessary or advisable, as determined by Payee, for the establishment and maintenance of Payee’s security interest hereunder.

4.  Events of Default and Remedies.

(a)  Events of Default. In case one or more of the following events (“Events of Default”) (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

(i)  default in the payment of all or any part of the principal of this Note as and when the same shall become due and payable; or

(ii)  the issuance of any execution or distraint process against Maker, or any property of Maker is seized by any federal, state or local governmental entity; or

(iii)  Maker pursuant to or within the meaning of any federal or state bankruptcy law: (A) commences a voluntary case or proceeding, (B) consents to the entry of an order for relief against it in an involuntary case or proceeding, (C) consents to the appointment of a receiver or trustee for it or for all or substantially all of its property, (D) makes a general assignment for the benefit of its creditors, or (E) admits in writing its inability to pay its debts as the same become due; or

(iv)  a court of competent jurisdiction enters an order or decree under any federal or state bankruptcy law that: (A) is for relief against Maker in an involuntary case, (B) appoints a receiver or trustee of Maker or for all or substantially all of the property of Maker, or (C) orders the liquidation of Maker’s assets, and such order or decree remains unstayed and in effect for 60 days.

(b)  Rights and Remedies upon an Event of Default.

(i)  In each case where an Event of Default specified in Section 5(a) occurs, the principal hereunder shall become and be immediately due and payable without declaration, demand, notice, presentment or protest or further action of any kind on the part of the Payee.

(ii)  At any time following the occurrence and during the continuance of an Event of Default, Payee may, in its discretion, exercise all other rights, options and remedies granted or available to Payee under this Note or otherwise available at law or in equity, including, without limitation, the right to collect the unpaid obligations, liabilities and indebtedness of Maker arising under this Note.

5.  Waiver by Maker. Maker hereby waives protest, demand, notice of nonpayment and all other notices in connection with the delivery, acceptance, performance or enforcement of this Note.

6.  JUDGMENT BY CONFESSION. THE FOLLOWING SETS FORTH A WARRANT OF AUTHORITY FOR ANY PROTHONOTARY, CLERK OR ATTORNEY TO CONFESS JUDGMENT AGAINST MAKER. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST MAKER, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH) COUNSEL, AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, MAKER HEREBY WAIVES ANY AND ALL RIGHTS IT HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA. MAKER SPECIFICALLY ACKNOWLEDGES THAT PAYEE HAS RELIED ON THIS WARRANT OF ATTORNEY IN GRANTING THE ACCOMMODATIONS DESCRIBED HEREIN.

IF PERMITTED BY LAW, MAKER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD, OR THE PROTHONOTARY OR THE CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION, TO APPEAR FOR MAKER IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT HEREUNDER IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE AND CONFESS AND ENTER JUDGMENT AGAINST MAKER IN FAVOR OF PAYEE FOR ALL, OR ANY PART OF, THE UNPAID PRINCIPAL AMOUNT AND ACCRUED INTEREST HEREUNDER, TOGETHER WITH ALL OTHER COSTS AND EXPENSES INCURRED IN CONNECTION THEREWITH, INCLUDING ATTORNEYS’ FEES OF FIVE PERCENT (5%) OF THE TOTAL OF THE FOREGOING SUM, BUT IN NO EVENT LESS THAN FIVE THOUSAND DOLLARS ($5,000), AND FOR SUCH PURPOSE, THE ORIGINAL OR ANY PHOTOCOPY OF THIS NOTE SHALL BE A GOOD AND SUFFICIENT WARRANT OF ATTORNEY. SUCH AUTHORIZATION SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF AND SHALL CONTINUE UNTIL THE OBLIGATIONS ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

TO THE EXTENT PERMITTED BY LAW, MAKER AUTHORIZES PAYEE TO SUBJECT ALL OF ITS PROPERTY, BOTH PERSONAL AND REAL ESTATE, TO LEVY AND EXECUTION (AND SHERIFF’S SALE), PURSUANT TO SUCH JUDGMENT AND WITHOUT NOTICE AND A PRIOR OPPORTUNITY FOR HEARING. MAKER ACKNOWLEDGES THAT IT HAS HAD CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH) COUNSEL IN THE REVIEW AND EXECUTION OF THIS NOTE AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING PROVISIONS CONCERNING CONFESSION OF JUDGMENT HAVE BEEN FULLY EXPLAINED TO THE MAKER BY SUCH COUNSEL.

7.  Delay; Omission. No delay or omission by Payee in exercising any right or remedy hereunder shall operate as a waiver of such right or remedy or any other right or remedy; and a waiver on one occasion shall not be a bar to or waiver of any right or remedy on any other occasion. All rights and remedies of Payee hereunder, any other applicable document and under applicable law shall be cumulative and not in the alternative. No provision of this Note may be waived or modified orally but only by a writing (a) signed by the party against whom enforcement of such amendment, waiver or other modification is sought and (b) consented to in writing by Payee.

8.  Waiver of Jury Trial. Maker hereby irrevocably and unconditionally waives any and all rights that it may have to a jury trial in connection with any litigation or other proceeding arising with respect to any rights and obligations of the parties hereto.

9.  Successors and Assigns. This Note shall bind the Maker and the Maker’s successors and permitted assigns and shall inure to the benefit of Payee and the Payee’s heirs, representatives, successors and registered assigns. The term “Payee” as used herein shall include, in addition to the initial Payee, any successors, endorsees, or other assignees of such Payee and shall also include any other holder of this Note.

10.  GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA IN ALL RESPECTS, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF.

11.  Consent to Jurisdiction. Maker agrees that any and all actions and proceedings, whether arising under this Note or under any related agreements, instruments, or other documents, may be brought in any state or federal courts located in the city of Philadelphia, Pennsylvania and irrevocably consents to the jurisdiction of such court and to service of process in any such action being made upon Maker. Maker hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

12.  Severability. The provisions of this Note are to be deemed severable and the invalidity, illegality or unenforceability of one or more of the provisions of this Note in any jurisdiction shall not affect the validity, legality or enforceability of the remaining provisions of this Note in such jurisdiction, or the validity, legality or enforceability of this Note, including any such provision, in any other jurisdiction.

13.  Headings. The headings of any section of this Note are for convenience only and shall not be used to interpret any provision of this Note.

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IN WITNESS WHEREOF, Maker has caused this Note to be executed on the date first set forth above.

MAKER:

VIOQUEST PHARMACEUTICALS, INC.

By:	/s/ Christopher P. Schnittker
Name: Christopher P. Schnittker
Title: VP & CFO
Address: 180 Mt. Airy Road, Suite 102 Basking Ridge, NJ 07920